Exhibit 10.32

Samson  Partnersl'h. (347) 442-7999 (718) 304-1163Contract ID# 729022 Sales Partner: Steve Marlmwitz, Jr. Samson PartnersREVENUE BASED FACTORING (RBF/ACH)  AGREEMENTAgreement dated October 11.2015 between Samson Partners ("FUNDER") and the merchant  listed below ("the Merchant"). (Month) (Day) (Year)MEHCIIANT INJ<ORMA TrONMerchant's Legal Name: SpeedEmissions  Inc. I SpeedEmissions Car Care. LLC I SpcedEmissions Acquisition  Company   LLCD/B/A: Specdcmissions CACI--Il (LF) 2 State oflncorporation I Organization: GAType of entity: (   ) Corporation  (   ) Limited  Liability Company (   ) Limited Partnership (   ) Limited  Liability Partnership (   ) Sole ProprietorPhysical  Address:  1015 Tyrone Road Suite 220Mailing  Address:Date  business started  (mm/yy): 01/01City: TvroneCity:Federal  ID# 33-0961488State: GA State:Zip: 30290Zip:PURCHASE AND SALE OF  FUTUH.E  RECEIVABLESMerchant hereby  sells,  assigns and  transfers to Funder, as  the  lead  purchaser for  itself  and  co-investors f making  Fundcr  on  behalf of  itself and  all  co-investors (collectively  the Funders), the  absolute   owner]   in  consideration  of  the  funds   provided   ('"Purchase Price")  specified   below,  all  of  Merchant's future   receipts,   accounts, contract  rights  and  other obligations arising from or relating  to the  payment  of monies  from  Merchant's customers' and/or  other third  party  payors  (collectively the "Receipts" defined  as all  payments made by cash,  check,  electronic transfer or other  fOrm ofmonetmy payment  in the  ordinal)' course  of the  merchant's busin :ss), until  such  time  as the "Receipts Purchased  Amount" has been delivered by Merchant to FUNDER. The  Receipts Purchased Amount  shall  be paid  to FUNDER   by the  Merchant irrevocably authorizing only  one  depositing account  acceptable to FUNDER (the "hmillU") to remit the percentage specilled below  (the "Specil[ed Percentage") oft he Merchant's Receipts, until such  time as FUNDER receives  payment  in ful! of the Receipts Purchased Amount.  In consideration of servicing  the  account, the Merchant hereby  authorizes FUNDER to ACH  Debit  the "Specified Daily  Amount" from  the  merchant's bank account as the base  payment  credited against  the Specified Percentage due. It is the Merchants responsibility to provide  bank statements for any and all bank accounts held by the Merchant to  reconcile   the  daily  payments made  against  the  Specified  Percentage permilling FUNDER to  debit  or credit  the  difference to the  merchant  so that  payment  equals  the Spccilled Percentage.  Failure  to  provide  all  of their  bank  statements in a timely   manner  or  missing  a  month  shall  forfCit all  rights  to future  reconciliations.   FUNDER may,  upon Merchant's request,  adjust  the amount of any  payment  due  under  this  Agreement at  FUNDER's sole  discretion and  as  it deems  appropriate in servicing this  Agreement.   Merchant understands that  it is responsible for ensuring that  funds  adequate to cover  amount  to be debited  by FUNDER remains  in the account.   Merchant will be held  responsible fOr any fees incurred  by FUNDER   resulting from a rejected ACJ-1 attempt  or an event  of default.    (See  Appendix  A) FUNDER is not res]xmsible  for any  overdrafts or rejected   transactions in the Merchants account which  may result  from FUNDER' scheduled ACH  debit  under  the terms of this agreement.  Notwithstanding anything to the contrary in this Agreement or any other agreement between  FUNDER  and  Merchant, upon  the  violation of any  provision contained in Section 1.11  of the MERCHANT AGREEMENT TERMS AND  CONDITIONS or the occurrence of" an  Event  of" Default   under  Section  3 of the  MERCHANT AGREEMENT TERMS AND  CONDITIONS, the Specified Percentage shall  equal  100%.  A list of all  fees npplicable under this agreement is contained in Appendix A.Purchase J•ricc: $75.000.00               Specified Pe1·centagc: lf'Yu                    Sjlecific Daily  Amount: $469.00                   Receipts Purchased  Amount: $101.250.00THE TERMS, DEFINITlONS, CONDITIONS AND INFORMATION SET FORTH ON J>AGE 2, THE "MERCHANT SECURITY AGREEMENT" AND "ADMINISTRATIVE FORM HEREOF ARE HEREBY INCORPORATED IN AND MADE A l'AH.T OF THIS MERCHANT AGREEMENT.FOR THE  MERCHANT<#!)By  Richard Parlontieri  (Print Name and  Title)FOR THE  MERCHANT !#2)By -----=-:-::-:--..,-;;c.,--,-------(Print Name and  Title)OWNIW../GUARANTOR #1By  Richard Parlontieri(Print Name)OWNER/GUARANTOR  #2By ------;;-;-c-:-;:-;--,---------(Print Name)(Signature) (Signature) (Signature){Signature)ignHere ignHere ignHereign Heres mson Jl l·tnerslly  c---::=--c----------(Company Officer)Sales Associate Name: -------::c:-=c:cc:c:---------(Signuture)To the extent  set forth  herein,  each  of the  pa1iies is obligated upon  his,  her or its execution of the  Agreement to all  terms  of the Agreement, including the Additional Terms  set forth below.   Each  ofabove.signed  Merchant and Owner(s) represents that he or she is authorized to sign this Agreement for Merchant, legally  binding  said Merchant to repay this obligation and that the information provided herein  and in all ofFUNDER doc\lments, forms and  recorded  interviews is true, accurate and complete in all respects.   If any such  information is false or  misleading, Merchant shall  be deemed   in material  breach  of all  agreements between  Merchant and  FUNDER and  FUNDER shall  be entitled  to all  remedies  available under  law. Merchant and  each  of  the  above-signed Owners authorizes FUNDER, its agents and  representatives and  any  credit   repmiing agency  engaged by  FUNDER, to (i)  investigate  any references given  or any other  statements or data obtained  from  or about  Merchant or any of its Owners for the purpose  of this Agreement, and (ii) obtain  credit  repo11 at any time  now or!Or so long as Merchant and/or  Ownersls) continue to have  any obligation owed  to FUNDERANY MISREPRESENTATION MADE  BY MERCHANT OR OWNEH  IN CONNECTION WITH  THIS  AGREEMENT MAY CONSTITUTE A SEPARATE CAUSE OF ACTION  FOR Fl AUD OR INTENTIONAL FHAUUULENT INDUCEMENT TO OBTAIN  FINANCING.MERCIIAN1' AGREEMENT TERMS AND CoNmTIONSI.   TERMS OF  ENROLLMENT IN PROGRAM1.! 1\kt·d•nnt l)<>n.,sit  A,•n•t•mt•nt.  Merchant shall cxcculc"" agrecmco\ (the"Mc•ri:l1anl [knNil   Am..·nwn!") acccplablc   lo   FUN[)ER,    with   o    BankacccJ>IOhlc  to !'UNDER,  to obtain  ckctrnnie lund  \ran•fcr  services.  Merchant•hall  prnndc Flll\.'DER and/or it'•  o1>1hori"'d agcnl with all of the infomoai<On. authoriznlions  necessary   for  \'tttf}1ng   Merchant'•   receivables,   receipts  and dcpo•it< into the account  Mcrchonl shall mothoriro FUNl>ER and/or H's agent to dednctthc amounts owed  to FUNDER for  the Rc'<:Ct)>tS as >1>ecofoed heocin from sclllcnlcnl  alliOUnls  whoch would olhe"'ise be due 10 Mcrchrud by penn•uing FUNDER  to mlhdmw Ute  specific daily amouou cocd!\cd llga!n>llhc specifocd pclccn\llgCi by ACH debit  of the Mcochw11 accounl.  The  an 1mi'"tion shall be itTcvoc•ble"itlwut the \\1ilten consmt  ofFliNDER.1.2 1\Tm uf Agr·eento'tll.  Thi1 AJ;!"CCU>cnt  shall  have "''  mdernulc  tenn  that sh•ll   I;!St  ci 1cr  until  ;oil    te Meochant's  obligation• lo  FUNDER  nrc  fldl) solisfic<l. This shall in dude but noI be limited to any rcr1ewals, outstanding  fc'<'S N(-'<JSISI .J Fntuo·c Punh8S<''· FUNDER resco·ws the rigllllo rescind the offer lo makeOll)' pmch:.se pa)1ncnls hcroundor, in its sole dtscrct.on1.4 Finnndal ConditiOll, Merchant and  Guaranto>1•) nulhnrlzc FUNDER and  in a oenls lo invosli ate their fin  nda!t'CSIWnsihilil)' and  hillol')', tnd will11roddc lu FUNDER any hank  or finandal s\Ricmcnts, tX rchtrns, ole., us FUNDER d•·cms nccc"ary 11rior to or ny time dlcl'Cxerution ufthiJ Al'.rctmenl. A  jllwto<u]IY of O.i> utllhurb.:dion "UI e decm•d m l!U<pt>lltl< fur  relc:o•c <1ffinunci:ol iltf<lrmlltiun.  FUNDER  iJ autl•oo·izcd tUttjJdalc  >ItCh infurm»!iou »nd  llnand lltrufilcfrom time lo limeit  d<"<:nl>UllJIWJll'i:tiC.1.5  Tnonsn<'liunul    llillt!t]'·     Merchant   nuthooi;;:s  their   bauk   to   IJru\'idc FUNDER  with  Merchant's  banking  or ptoocssing  hislm)'  lo dotcmJinc qualification  orconlinualion in this p1o ;rruu1.(, hookmnillrn!iuro.  Merchant  and  Guurw11or(s) joi11tly and  scHJally mdemnify  and hold  hanlllcss  l'mco>.<OIIThmk,  ill  <•fiiccrs, dircCI<l!S  ond shmclwldcrs  against   all  losses,   damages,   claims,   liabilities   atld   c pcn•cs (including  reasonable  altomey's  fees)  incuncd  by Processor  n:sulting  from (a) claims  asscnM  by t>UNDER for n1onics owed !o FUNDER from  Merchant and (b)  actions   t;d;cn  by  Processor  in  reliance  upon   infonnation   or  ins  uc  ons pto\'idcd  by FUNDERL7 N" Liahilitv.  In no c\'en!will  FUNDER(or  ru•y of the Fundcrs)    be habitfor  nny claims ll.'iscnM by Mcrchw>l under  uny legal theory for loslprofill, los\rcl·cmoc>,  lo•l  b"'inc>i opponunilies, excmplal)·.  puniti\'e,  spccoal. metdttotal. indirect  or  consequcn\lal  dao<Jages, cud1 of which  is wat\"Cd by Mc<ehan! andCmaranlor(•)I.K  Reli:mq: on  Terms   Section!.!,  1.7. I.K mod  2.S of  this ,\grccmcntruc<l$1Ccd    to   for   1!1e   b011cfit of   Mcrdoon\.   FUNPER    and   Proccooor,   and notwi oslanding   the  fact  that  l'roccssor  is  not   a  pmly   o!' 01is  Agreement. l'wccswr ma) ocly upon thcirtenns and rai>c them us a dd'<»•c on any action1.9 Snl£  nf  Rcrcipts.  Merchant  and  FUNDER  ng.ree that the  l'llrchusc  Price under  this Agoccrncnl ;, in cxdnU ge for  the  l'nrdoa cd  Amo1oot  nod thnl such Purchase  Price  is not  intendM  to  be, nnr snail il be conslmcd   :.sa loon liom FUNDER  to Merchanl.  Merchant agrees  oat the !'llrchasc  f'ncc  IS in exchange fot 1hc sale of future  Receipt< pursuM\Io this Agreement equals the fair markc! Yalue of such Receipts.  FUNDER  has purchased  ru•d shall 0\\11 all the Receipts described  in this Agreement up to the full Purchased  Amonnl as the Receipts arc crcMcd.    Pa)'nlen\s  made  lo  FUNDER   in  respect  !o  01c full  wnounl  of  the RC\:cipts shall  be conditioned  upo" Merchaf!l's sale ofpmducl.\ and se"•iecs and the  payment  therefore  by  Merchont's  customcos  in  01c manner  pto\'idcd   in Sec lion 1.1_   In no c\'cnl shnllthc    ggrcgatc of all mnounts be deemed a< int«cst hereunder    '"'d    chrngc•d  or   collf>Otcd hc•eund<..- cxccc>.l    the   lnghosl   rntc permissible  at lnw.    In 1l1e  C\'Cn\ that  a cuuot delcnnines that  FUNDER  has chorgcd or  rccci\cd  inter,;:.! hcreumic1 in exec» of tlw highest •pplicablc  tole, the rate in effect hercMclcr sl•oll automoticollv be rcdnced  to domaximt•m  r,o\e pcrmiucd  by opphcablc  !w  w1d  !'UNDER  shall  p10mp!ly ocfund to Morchan! any  inlcrcsl  lecei,·cd  by  FUNDER  1n  excess  of  the maximum  lawful  ralc, 11 bc1ng inlcndod  thai /T.fcrchonl nol pay oo  contr <:llo pay. and  tho\ FUNDER not oc.:ciYe or crnuracllo rccc1\'e, dorceUy or  lnd rcctl· in Wl)' mrunocr wl alsoc\'cr, onl<'IcSI in execs> of thai wl1id• may be paid by Mcochant under  lplicablc law.I. 10 l'rrwer  of Al!IJrncy  Mc.-.:hanl irrc•·ocably appoints  FUNDER "" its llgCn\ and  allorncy·il!-facl   with  full  authority   to  toke  any  attion   or  cxceu\e  any insuumcnl    or  docun1cn1  to  Stille   all  obligations  due   to   FUNDER   frnm Proecsrorffiank, or "' the coso of a \'iolalion by Merchant of Section  !.12  or the occuorcnec of nn E\'cnt ofDcfatol! under Section 4 hcocof, fmm Mcochant, under this Agrccmcnl, including  without  limitation  (!)to obtain and adjust imuronce: (ii) to coli eel monies  d11c or to become  due  under or  in respect of  ""Y of the Collatcrul;  (ioi)  to  rccci\'c,   cndoosc   und  collwl  any  checks,   notes,   dtnfls, insltuments, docurncnU or chollclpaper in connectioo," with claiiSC  (1) or  clause (ii)  above:  (i\')   to  sil(rt Merchant's   name  on  M)'  im nice,  bill  of  lading,  or assi nmcnt  dirc"<:ting customers  or acco1tnl debtors  to muke payoncnl ireclly lo F(JNDER;     and  (\·)  lo  file  any  cbims  cr   t;d;e  Wl)' action  or  m<lilute any ptocccdinwhich FUNDER n>a)' deem ncccsoary for the collection of atl}' of the unpo•d PurchosM Amount  from c Collateral, or otherwise  to enforce"' rights wnh rcspec!to paymcl!l of the Purchased Amount1.11 Pl'<o\ r(i<on< A1•ainSI  lkf:H>Il.  The  following  Pro\CC!<ons llluough 7 may be inl'okcd  by FUNDER.  inuued1alt:ly ;md  without  noli« to  Mcrchon\  in the eHnt  (a) Merchant chw1gcs its B.ll<ll\gcmcn\0 with  Proceswr/B.,nk    in WIY  wny that is ad,·crse to FONDER; (b)  Mcochanl change> the dcpuoit account  through\\lmh the RoceipiS we se!tlcd., or I>CtiiHlS any c\•enllo occur that could  causedi\'ersioo  of  WI)'  of  Mercha t's  lt:U!Saetoono 10 wwthco nccooml: (c)  Mc«hant mlcol'upt> the  operation  of  this  businc>S (other  than  ad\'erse  weather,  nutural di as\ ..-s or net<>f GO<!) transfers, move•.  sdls, distlOSes, Iran sfcos or oti1crwis oowcys  ill  busincso or  llSsets witl•out (i)  the express  prior \\Tillcn con•cnt  of FUNDER, atd (ii)  the wrillcn  ngrucmcnl of m•r purchaser  or  trwlsfcrcc 10 the assumption  of all of  Mcrcha<H's obligations  undc< thi•  Agreement  pursuml  lo docmuentatio11 satisfactcl)' to FUNDER; or (d) Merchant takes all\' action,  faol• to t;d;c any action,  or on'crs  ru>y mccn\1\'c-----c<:<lllOmie  or od•crwi•c--{hc result of  which  will be to 1nduce any customer  or  cuHmncrto poy for  Merchant's scrvtccs  with  at!)' means  other  thou d1ccks  tho\ nrc scllled  through  Processor These protections  arc in llddtlwn lo any olhct remedies  a\'Uiloblc lo FUNDER at law,"' equity or othcowisc put<u.,tto llus Agreementi'roteci!OII L  The full uncollcc!M  Pu>chasc Amount  plus oil fees due onder lh!S AJ;•   nen\  and the attached Security Agreement  bccOn1e due and payable in full i1nmcdintclyI'IU\eovtion  2  FUNDER mur enforce  the pro\'isions oft he Pcooonnl Guru an tee of l'cofonnuncc  against Ole GoariiJ\tor.l'ro\wtion  3,    Merchant  shall,  upon  cxccuti\>n of  tlns  Agocen•ent, deh\'er   to FUNDER  an executed   confc .<ion  of  judgnocnl  in  favor  of  I'UNDER  in  the amount of the Purl;!,asc Anwunl  staled in " Agreement.      Upon  bococh uf ""Y pro,ision  in  this   paragraph   1.11,  FUNDER  1110)    enter   tho\  confcssio11 of JUdgment as ajudgmcntwotll the Clcd; of the Ccun  and execute thereon l'mtecuon  4_       F\JNOER   may  enforce   its  sccutil)'  intcrcs! in  tl1c  CollotcralidcntifiM  in Arllcle Ill h01eof.l'10te<Uon 5_   The entire Purchase ,\mollnl  shall bccon1e unmMimcly rcfundo lc to FUNDER from  MctchantPmtecuon   (,     FUNDER  rna)- proceed  10   protect  aud  enforce  its  nghl<  andremedies  by  lawsltil.    In  any  such  lawsuiin wl<ich FUN[)ER  sh"li  oecm·cr judgment  agam>l Mcochant, /T.Jcochru1t shall  be liable foo all of HINDER's  coots of law•uit,  oncluding but not  hnntcd  to oil reaoonablc  ntlomcys'  fees and court coml'ootcclion  7.   Mctchant  shu\1, upon  c ccutioll   of  this  Agrccmcnl,  dcl\,·cr  \oFUNDER un nccut•·d a..ignmcnl nfleHoc ofMnrhant's Jtremiico in fa\'or ofFUNIJEK.  Upon bocach of any pro\'!Sioll ;,. tim pnragruph 1.11. r:uNDER  onoy exercise its rights under ,uch  nss•gnmcnl of leaseProtection  8      FUNDER  may deb1\ Mcochant's  dcposi\OIY accountwhct'CI'CI situated  by means  of ACH ticbit or facsimile signature  on a con,pulcr-gcncralcd check drown on Merchant's  bonk account oroll<cowise1.12    Protrction  <1f    lnfurmution  Mcrd1i1J\l and  each   person  St&ning thisAgoccmcnt on  beltnlf of  Mcrehnn\  and/or  as  Owner,  in respect  of himself  or herself  pcosonal!y. nuthm;,.,, FUNDER  to disclose  infotmation  conccmin& Merchant's   nnd each  Owner's  cre-dit otat!!ling (including  credit  bureau  reports tho\   FUNDER   obtain•)    anti   busine"  conduct   only   tu   al(c!l!s,  aJf1lintcs.1nbsidi0l;es,  ond credit  rcpuoting bureaus.   Mcrchnnl  and  each  Owner  heocby woi\·es 10 lhc IIHL ln>Unl CX\cnlpenniltcd  by law at\)' claim for damogco agoiml FUNDER or anv of its al'foliatcs ond the Fundcrs relating to anr  (!) uwestigalionundcual<en hy Or on behalf of FUNDER os pcrmiUM by this Agreement or (i•)disclosure of information as penni tied hr thi1 Agreement1.13    Confidentiality.  Mcrchonl  understands   w1d   agocco that  the  len"' and conditions   of  lloc   products ·.u.l  sernccs oiTcrM hy FUNDER,  indnd'mg  ll•i•,\goecmcnt  and any other FUNDER dooumcntmimos (collccti\cly. "Confidential lnfonnation")  arc   pmptictaoy   nnd   eonf1dcn\!al   mfonnntion    of   FUNDER Aeco><hngly unlcso di,cloourc" rcqnired  by law or courl  mder.  Meochnnl shall no\ disclose  Coof>dentiollnfmmntion of FUNDER to ony per on  othcr thn a. anomer. nccounlat!l, fonnocinl olti\'iror or employee  of   Meod ant who needs lo know  such  inJOnnntion  for  \he  pm)>OSC  llf  odvising  Mcf(hrnll  (''Ad,·isor"), p1o•·idW such Ad, isnr u cs such infonnolion  solely for the l""l"''e of advising Mcn;hont  nnd lirsl  ogoccs in \\1itinJ( to be bo11nd by tloc  tcnns  ('!'this  Section1.13.1:14  Puhlidtv. Merchant  and cnch Own01· only authori""s  FUNDER to uoe ill, Ins or her name on  a hsllng of chonts  nd  Ill ad\'crtismg  and mwkclmg malt:tials witlo then express \\TiUcn consent1.15   lliBIA's_  Merchant  heteby  aeknowiMgcs ar1d  llgtces that FUNDER  ma;be  min"doi11g  busill«<  os" or  "dlbla"  nwnes   in  Collncc!ion with  variousmailers relating  to the trll!l!ncllon between  FUNDER  wod  Meochwll, iucludin&the filing ofULC·I fonnncing statcmcnb  nnd othcr notoccs or filing>II,    REPRESENTATIONS, WARRANTiES AND COVENANTS Mcrchw!l"'prcscnll. waomnts ad cm·cnM!> 01s1 us of this dale and during  the !com of lhi•1\grccment2.1  Finnndnl Cpndilimt   1111d   filttntciijllnfununtinn. Its  b;u1k m1d  Jinuncial>tatcm nls. copies   of  which  ha,·e  been  fumished   10  FUNDER,  and  fututc statement•  which will be fumished  hC!'caftcr at c dos rction of FUNDEK, fuioly rcprcsenldoc financial condition of Merchant a\ sucl1 dales, and since those dales th rr  hns  been  no  mal<'l;ul &tlt_,chnngcs, finar1 ial  or  otherwise,   in such condition,   opcmtion  or  omtcn:hip of  Merchant.   Mcrchat!t  h<ll   a  eontinui11g, alimn ti\'e  obligation  10 d\'iSc  FUNDER of any rnalcrial cloangc in itsfinw•cial colldt on, opemloon or owno<>hip FUNDER may request stoten>en\S at ony  time  during   the  performance  of  this  Agreement  and  the  Merchant  shall pro,·idc !hem 10 FUNDER within 5 business days_ Mcrci1ant's fuilure to do so i1 n malc<inl brcndt of this Agreement2 2 Gowr mcnt:ol  Am>rovllk McrchrnH is  m comphancc   and  sl1all comply with nlll""s wod  hru; \'ulid permits,  noti<On'l,1\<ons ""d  li ensco  to own,  opcmlc and  lease  ill  properties  and  lo  conduct  the  business  '" wlnh   il ts  pocscnlly cn llged2.3  Authuri"Uiun.  Merchant.  and  lito person(s)  1igning    ;,Agreement  on behalf  of  lo.kr hant,  have  full  l'"" ' ;u1d  authority  to  incm  w1d  pclform  thenblig tions nmlct this Ag1ecmcnt, all of\\hich ha\'C bcm  dul)-  uthori""d2.4Merchant "ill mamlam  busincs ·intcn-uption  i11snrrutcc nat11ing FUNDER s los  payee and additicno\  in><orc..:J  in omounts ruul i!J(Oinsl  risks "' ore satisfac\<11)' to F\JNDER and shall prm·idc fUND En Jll'<>Of of such insurat!cc upon request25  lmcnnonallrollllttcd2.(,  Ch ngr nf  Name  m· l.nration.  Mcrcloan! \1111   not  cunduc! Mcrdom•(sbusinesses   under   ""Y  nome  other    1an   as  dtsdosed  to  tl1e   Processor    ndFUNDER or c!oMge  ru1)' of i!s places of business2 1 Daih· Bajelt  Out  Merchant will balch oul receipts with  the Processor on a datlybasis2 g E.tuuptl U•flifitntc  Mcochant will  at ""Y hn>c, nnd frolll  lime lo time.upon  a\  Ieos! one  (J)  day's  prior notice  from  FUNDER  to Mcrchanl,  execute, acknowledge and dehcr to FUN[)ER and/or to any other person, per5on lim1 or corpormion  ipccifu;d  b)' F\JNDER. a sto!cmcnt cco1ifying that  1is Agr!."<:mcnl is unmodified  anti in full force m1d e!\Cct (or, if 1erc  hu1·c been modifications,  \hal the same is in full force  nnd cOCci., modified and stating the modirtcaticns) and stoting  the dales  \\hich  1hc Pmchasccl AtllOltnl ot :uly ponion  thereof lm.<  been rcpa.d2 9 No Rankruntc)' «r lnsul.-enn·. Aof the date of tim  Agreement,  Moochrn11represents  that it;, no\ msoii'CIII ;lnd doco no\ cuntcmploto >nd has 1!0\  fikd  any pch!n>n for hW>kntplcy protection  under Title  II  of the United Stoles Code  and there  has  bocn  no  U!\'O!Unlat)'  petition  brought  or  pending  "!!0!1\S\  Mcrchon\ Mcrchatol fnuhcr  wwfll!ll< that it docs ItO!nnlic1patc  filing w>y such  bankmplcy petition  ;md it  docs  liOI Wlltc!palc \hal  an  tn\'olunta1;-· pchholl  will  be  filM ogain>l 1\      In the e\'cntthat the Mcrchonl files for  banktup!(;)' p<otcction or  is pbccd  undcr n i•wolurotruy roli11g Poo\cclions 2 nnd 3 nrc immedialcl)·invoke<!2.10 Atlditlu11nl  'iunndn1•- Mcn-hHnl>lmll nul enter into  any  arntngconcnl, agt"Ccmcnt  u•· 'ommilmcnt  for  au)'   ndditionnl  finm1cilog, 11ltcther  in  the form  uf a  JIUr<·bns.·of  "'rcil'ahks or  a lom1 to tltc husincu 1\ith  any  pa11 · other than  FUNilER without lhcirwriltcn pcrmiuion.2. II   Ptwncumhc•yd R£cdnu. /T.lcochant  has  good,  complete  ...,d  marketabletitle  I<>     all  Receipts,  foec and  deor   of  at\)'  at\!l  all  habilitico,  lien•,  c!oims, ehanJ(es,  resttictions, cortditions,  options,  1;glm,   mortJ(uges, security  interest•, cquit!C>, pledges  a11d  encumbrances of  any   ind  or  nature  whatsoc\"Cr 01 any other  rights  or  mlcrcsts  O•at may  be  inconsiotcnt  with  the  tr.,.,sactions contemplated  with, Ot  adYC!SC  to the intctC<IS of FUNDER.2 12 flu>im·"l'urnnsc. Merchant i•" \'a lid busmess in good struoding under the laws of 01e JUriSdictions in "hidt it is organ,,.,d and/or  operates. and Merchm1t is enlcr'mg into th'os  A reemcn\  for bn•mcss  purpose•  and not as u consumer  for personal,  famtl)' or hnuschold purposcs2.13   llrfun!l  \Jndrj'  Oth1•r  C"n\l'rj b.  Mclcl!ant's    c'cculion   of   a!ld/Ot pcrformMce tinder U1is Agreement \\ill  not .;ause oo  coca\c"" e\enl of dcfaull by Mc:rchnnl  11ndco ""Y conlfa<t \\'iOo  at\Nhc!pc1wn  01 entity.Ill. EVENTS OF l>EfAtJLT ANil  REMElliES3.1  Ewnu of  ll•·fnult.  The  OCCIIIH:<tcc  of  rnoy  of  the  following  c\'Cn\5 •hall constitute  on "E,·em of Default" hereunder: (o) Mcochant shall  \'i.:.latc any tc<m or CO\'Ct)(Ull in this Ag<eement: (h)  An)' •·cprc•S<•n\alilln ot waiYnnt)' by Mc!charl\ in thi•llgrecment sl <lllpron to ha\'C been incmreel,  false or misleading  i11   any malco;al rc.<pcct when mode, (c) Mcrchanl shall admit  in writing  its inability  to pay ill dchls,  or shall onakc a general  s•ig11ment for  the benefit of creditors; or anr  proeecdmg  shull be i"'titutcd hyor ogrun•l Merchant seeking  to adjudic"te  it o  bankrupt  ot  insokent, or seeking  rcorgwlilJ!Uon, nrrru>J(CinCil\, od)us\mcnl, orcompositiun   uf  it  Qt    its dcb\S;  (d)  the  omdin!(  of  notice  of  tcnuinal\On  b) Guor:lll\or: (c)  Mcrchw11 •hall  transport,  mo\'e,  inteiiUJlt, suspend,  diosokc  ot tcnni11otc its busines•: (f) Merchant shall transfer or «II all or subs\llllliolly oil of Its llSScts; (h) Mcrchont shall make or >e<ld  notice  of any intended  bulk solo or transfer   hy  Merchrn>l: (i)  Mcrcha<ll shall  usc  mulllplc   dcpmitory  accounts without  tltc  p!ior  wrillcn consf!ll  of  I'UNDER;  li) Merchonl  shll change  ill depo•itmg  account  without the prior ""ill ell con sell\ of FUNDER, (k) Merchant shallperfoom any aclthut  reduces the \'aluc of any Collotcoal granted u11dcr this Ago cement, or (I) Mcrchlllll shall dclault  under  nny of the \cmlS, co\·cnants W\d conditions  of any other a<:recmcnt with FUNDER.3.2      In cas:my E\'enl <1f  Default occur• nnd is no\ waived pursuant to Section  4 4 I  hcrcuf, FUNDER on  its n1m nnd on behalf of 01e fuo1dcrs may ptocced  to  pootcc\ and enforce  its  ngl1l.\ ot  ocmedics by sui1 in equity or  b acti•>n  at law,  01 both,  whethct  for  the specific  performance of on)· CO\'CI\Ml. agrccmctll  or uther  Jl!lwision COillat!lcd  hcrci11, m  to enfo1ce tltc Uiochorgc of Mc-o;hw•t's obli  alions hereunder  (i11duding the  l'ersllnal  Guaran!ec)  or  "'')' othct  logo! or  equitable  right or  rcmcd)·.   All righli,   poll'ci'S a<td  rcmc>.lics   of FUNDER  in connection  with  ·is  Agrcconcnl mar  be cxerei•M  o\ On)' hone by FUNDER  aflcr  the occutrCI!CC of a1  E\·cnl of  Default,  ..-c cumulati,·c atld no! cxdu,<;l\'C, and  shall  be  in  addolion lo  any  other  riglots, 11owcrs or  reme<l!os pro\ idM by law oreqni\y.3 3 £!!ill. Morch;mt shall pay to FUNDEK all rcnsot ablc costs  associate<! with(a)   n  brcnch  by   Mcrc!trnl\  of    the   CO\'Cm!!!IS   in  this   Agrcen>cnt  at1d  theenforcement  thereof, wod (b) tloc cnforcemCill of FUNDER's remedies SCI fonh in Section 4 2 aboYc. including butnotlim!lcd 10 courl cools w1d oll<!mcy•'  fees3.4  Remtil'fd  No@calh1ns  fcon:hllnt  il •·e4uircd  tu l!ii'C FUNDEII \Hillennotkc \\ilhin 24 lwur> of 1111)' lllinl! und•·r Title 11 of (he (J!Iil<tl Stul<'S Code. Mcn:hunt iJ !'C4uircd  tgi\·c  FUNDER  snm dKys' \lTittcu   notice 11rior to the clusinl! llf un)' 5ulc ofull ur •oh•tKn\iully all of tltc Mcn:hant's unci.\  oo· stock.IV. MISCELLANEOUS4_\  Mndificatinn•· Agrcrmenu.  No  onodificalion,   rnncndmcnt,  w:.il'cr  or consent  of  ony p1o\'i1ion of 1l1is Ag1ccmcnt shall  be en·ccti\'c  unless the same sholl be in writing and  ignM  by FUNDER4.2  Assh•nmrnl. Mcrchan! acknowledge•  ru1d   Ul\dC<Slw1dS    thai  FUNDER  is acting on ill own behalf :llld os the administrator  and lead in,·cstor foro gm•p of independent   paoticip3nts  a  list  of  which  can  be  pro\·1ded  to  Mcrchw•t aficr fundinand upon wriucn nn\lCC to FUNDER     FUNDER  lUll}' asst n.lrru•sfcr or sell its •ighls lo rccci\'c the Purehasrd   Amount or delegate its duties hereunder, cl\hcr m whole or in paot4.3  Notire•-   All notices,  requests, eon>ont, demands  atd o1l1cr conln>un•c tions hereunder  shall  be delivered  by ccrt  ied  mn1l, return  receipt  requested,  to  the1cspccti\'C pwties  to this Agreement a\ the oddrcnes 101 forth  in thi.<  Ag1ccmcnt and shall bc <>me cll'cclil'c only upon <cccipt4 4 Wnhv  Rcnn·dip. No failure on  the par\ of FUNDEil. to exercise,  und no delay  in  exerci1ing, any  right  under  this  Agreement  shall opcrote  os a  waiHr thereof, nor shall M)' sin£lc or partial exercise of ru•y tight under litis Ag ecmcm preclude  my  other or further exercise  thtocof or  Ute c,e,cisc of WI)' other t!ghl The  remedies   provided  hereunder  arc  cumulati\'C  and  no\  cxclusi•·c  of  any remedies  pro.-idcd by law or equity4.5 IJin inv  Effect·  Goycrnin<• L•w   Vt•nm·and  Jurl<dic!ion. This Agreement shall  be binding  npon and inure lo 01e bonefit of Merchant,  Ft..'NDER (and  it's Panicipw1ts) ruod  their respcctil'c  successors  nnd aosigus. Ft..'NDER's Parlicipanls shall  be thiod pruly bcncfteiaries  of nil such  agreements     except  tl!al Me«hiUit shall  1101  ha-·c the  ugh\  to   mgn  tl.\  tights  hcocunder  or  any  inlercsl  hcocon without  e l"ior  \\1ittcn consa>\ of FUNDEK which  consent  may be withheld in FUNDER's    sole   discr lion.    FUN[)ER   tcscovcs   the   tights   to   assign   this Agre<1ncn1  with or  without  prior  written  notice  to  Merchnnt. This  Agreement shall  be gQI·concd  h onti com uM  in accordi!JICC  with the laws o!' the State of New York, without ;cpr<ls t<• ""'l  appli<ablc principals  of confliciS of law  ,\n) suit,  ctinn  or  proceeding arisinJ( hcn:w1dcr, or the mtcrprclation,  pcrformMcc or bread•  hereof, shall,  if FUNDER so  clccl.\, be imlituted  in :my court silting  in New  York,  (lhe "Acceptable  Fmuml)    Morchrntl agrees  that  the Acceptable Fomms  arc coowcnicnt to iand  submits  to lhe jurisd•elion  of  the Aceeptllblc Fooums and waiHs any and all obJcoUons lo)urisd!ction of\·cnuc.  Should  •uch proeecdmg  be initiated '" ony other  fmum,  Mcrdoanl waiHs any ltghtlo oppose any motion or application  made by F\INDER  to transfer  such  proceeding 10 an,\cccpt"blc Fonnu4.G   SHI'il'a] uf   i{t•nrcso·npti•1n   Cll',  /Ill   representations,  wat1'artlics  and CO\'CnWJIS herem shnll ,urvi,·c  lhe cxccutoon and dchc1y of this Agreement and shall continue  in full force until all obligations  under  this Agoccmen\ shall ha1·c been satisfied in full and this Agreement slo ll ha\'e \cmlinatcd4.7 S•·•w>thi!i!J'  In case any of the pm\'isions  in this Agreement is fonnto be in1·ahd,  illeJJal ot   unenforceable   n1   any   tc<pe\:t,     c \'alidil)',   legality  l!l<d enforceability  of  MY other  provision  cmunincd  herein  shall not in any  way be affected  or impaired4_&   Entin-   APJ\'!'nwnt. Any  p1m·ision  hereof   ptohibited   by  law   •hall   betneffeclii'C  only   to  the  extent  of  such   prohibition   without   in\'alidaling   01e rcmamins provisions  hereof. This  Agreement  atld Sccu1·ity A rccmcnt l10rc\o embody !he entire agrcenlcnl  bc\1\'Cen Mcochw11 .,,u  FUNDER ond supersede  all ptim agreements  and nndcrstandins rcbting  to ll<c subjcc!mallcr  horcof4.9Jllln'TnlAL WAIVER. THE PARTIES HERETO WAIVE  TRIAL BY JURY IN  ANY COURT IN ANY SUIT, ACTION OR  PROCEEDING  ON ANY MA'ITER ARISING IN CONNECTION WITII OR  IN ANY WAY RELATED TO  Til£ TRANSACTIONS OF  WlllClll'lliS AGREEMENT IS   A   i'Alrf   OR   THE  ENFORCEMENT HEREOF.  TilE   PARTIES HERETO ACKNOWLEIJGE THAT EACil  MAKES TillS  WAIVER KNOWINGLY, WILLINGLY AND  \'OLlJNTARILY ANil   WITI\OliT DURESS, ANIJ ONLY  AfTER  EXTENSIVE CONSIDERATION OF Til£ RAMIFICATIONS OFTliiS WAIVER  WITH  THEIR ATTOI{NEYS.4.1{1 CLASS  AQ'ION WAIVER. THE  PARTIES HERETO WAIVE  ANYRIGHT TO  ASSERT  ANY CLAIMS AGAINST TilE OTIIEH PAIH\' AS A     REPRESENTATIVE    OR      MEMBER     IN     ANY     CLASS      OR REPRESENTATIVE  ACTION,  EXCEPT  WHERE  SUCH    WAIV  :ll   !S PROliiiJITEI) IIV LAW  AGAINST l'UBUC POLICY. TO THE EXTENT EITIIEl{ PAlHl' IS  PERMITI'Ellll\' LAW  OR  COURT Of   LAW TO PltOCEED WiTH A ('LASS OR REPRESENTATTVE ACTION AGAINST TilE  01'11£1{,  THE  PARTIES  HEREBY AGREE TIIAT:     (1)     TIH: PREVAILING  I'ARTY   SHALL  NOT   IJE   ENTITI.Eil  TO   RECOVER ATTORNEYS' FEF.S OH COSTS ASSOCIATE!) WITH  PURStiiNG THE CLASS  OR  ltEPRES :NTATIVE ACTION (NOT WITUSTANDlNG ANY OTiiER  PROVISION IN  THIS  AGREEMENT); ANI> (2)  TilE  PARTY WHO INITIATES OR  I'ARTICII'AT£S AS A  MEMUER Of  TilE  CLASS WILL NOT  SUlll\-IIT   A  CLAIM   OR   OTHERWISE  I'ARTICII'ATE  IN ANV     UECO\'ElW     s•:CURED    T!IROUGll    THE      CLASS      OR REPRESENT.HJV•:AC1'10N..J   II  F nimilc A<rrnwnr .   Fac im<lc signaluoes sltt>ll he dccmc.i aocqllahlcf1•r ll pmposcslnilial1:  _Samson l'artners- SECURITY AGREEMENT AND GUARANTYMerchant's Legal Name: SpcedEmissions  Inc. I SpeedEmissions Car Care. LLC I SpecdEmissions Acquisition  Company. LLC  D!B/A  Speedemissions iACHl  (LFl  2Physical  Address:  I 015 Tyrone Road Suite 220Federa\ID# 33-0961488City: Tyrone State:  GA Zip: 30290SECUH.ITV AGH.EEMENTSecurity Tntct·cst  To secure Merchant's  payment and performance obligations to FUNDER, as the lead purchaser for itself and its alfiliates or the Funders, a list of which may be provided to the Merchant upon written notice after the funding of the purchase closes under the Merchant Agreement {the "Factoring Agreement"), Merchant hereby grants to FUNDER a security interest in (a) al! accounts, chattel paper, documents, equipment, general intangibles, instruments, and inventory, as those terms are defined in Article 9 of the Uniform Commercial Code (the "UCC"),  now or herealier owned or acquired by Merchant; and (b) all proceeds, as that term is defined in Article 9 of the UCC (a and b collectively, the "Collateral").Cross  Collatcml. To secure Guarantor's  payment and performance obligations to FUNDER (and its the Funders)  under this Security Agreement and Guaranty (the"Agreement"), Guarantor hereby grants FUNDER, for itself and its participants, a security interest in SpeedEmissions  Inc. I SpccdEmissions Car Care  LLC ISpeed Emissions Acquisition Company  LLC {d/b/a Speedemissions CACI-ll CLFU   (the "Additional Collateral").  Guarantor understands that FUNDER will have a security interet in the aforesaid Additional Collateral upon execution of this Agreement.Merchant and Guarantor each  acknowledge and agree  that any security  interest granted  to FUNDER under any other agreement  between Mcrchunt or Guarantor  andFONDER (the ''Cross Collateral")  will secure the obligations hereunder and under the Merchant AgreementMerchant  and Guarantor each agrees to execute any documents or take uny action in connection with this Agreement as FONDER deems necessary to perfect or maintuin FUNDER's  first priority security interest in the Collateral, the Additional Collateralund the Cross-Collateral,  including the execution ofuny account control agreements. Merchant and Gumantor each hereby authorizes  FUNDER to file any financing statements deemed  necessary by FUNDER to perfect or maintain FUNDER's  security interest, which financing statement  may contain notificution that Merchant and Guarantor have granted a negative pledge to FUNDER with respect to the Collateral, the Additional Collateral and the Cross-Collateral, and that any subsequent lienor may be tortiously interfering with FUNDER's  rights.  Merchant und Guarantor shall be liable for and FONDER may charge and collect all costs and expenses, including but not limited to attorney's  fees, which may be incurred by FUNDER in protecting, preserving and enforcing FUNDER's security interest and rights.Nl'gative Pledge,   Merchant and Guarantor each agrees  not to create, incur, assume, or permit to exist, directly or indirectly, uny lien on or with respect to any of theCollateral, the Additional Collateral or the Cross-Collateral, as applicable.Consent  to Enter  Pl"emises and  Assign Lease    FUNDER shall  have the right to cure Merchant's  dciUult in the payment of rent on the fo!lowing terms.  In the event Merchunt is served with papers in an action against Merchant for nonpayment of rent or for summary eviction, FUNDER may execute its rights and remedies under the Assignment of Leusc.   Merchant also agrees that FUNDER  may enter into an agreement  with Merchant's  landlord  giving FONDER the right: (a} to enter Merchant's premises and to tuke possession of the fixtures and equipment therein for the purpose of protecting and  preserving same; and (b)  to assign Merchant's  leuse to another quulified Merchant capable of operating a business comparable to Mcrchunt's at such premisesReml.'dics_ Upon any Event of Default, FUNDER may pursue any remedy available at law (including those available under the provisions of the UCC), or in equity to collect, enforce, or satisfY any obligations then owing, whether by acceleration or otherwise.GUARANTYPersonal Guaranty of Performance. The undersigned Guarantor(s} hereby guarantees to FUNDER,  and its affiliates or the Funders, Merchant's  performance of all of the representations, warranties, covenants  made by Merchant  in this Agreement and the Merchant  Agreement, as  each agreement  may be renewed, amended,  extended or otherwise modified (the "Guaranteed  Obligations"}.  Guarantor's  obligations arc due (i) at the time of any breach by Merchant of any representation, warranty, or covenant made by Merchant in this Agreement and the Merchant Agreement, and (ii} ut the time Merchant admits its inability to pay its debts, or makes a general assignment for the benet1t of creditors, or any proceeding shall  be instituted  by or against  Merchant seeking to adjudicate  it  bankrupt or insolvent, or seeking reorgani7..ation, arrangement, adjustment, or composition of it or its debtsGuarantol' "'aivct·s.  ln the event that Merchant tails to muke a  payment or perform any obligation when due under the Merchant Agreement, FUNDER may enforce its rights under this  Agreement  without  first seeking  to obtain  payment tfom Merchant, any  other guarantor,  or any  Co!luteral, Additional Col!uteral or Cross Collateral FUNDER may hold pursuant to this Agreement or any other guaranty.FUNDER does not have to notify Guarantor of any of the following events and Guarantor will not be released from its obligations under this Agreement if it is not notified of: (i) Merchant's  failure to pay timely any amount owed under the Merchant Agreement; (ii} any adverse change in Merchant's Jlnancial condition or business; (iii) any sale or other disposition  of any  collateral  securing  the Guaranteed  Obligations or any other  guarantee of  the Guaranteed  Obligutions; (iv} FUNDER's  acceptance  of this Agreement,  und (v) any renewal, extension or other modification of the Merchant Agreement or Merchant's  other obligations to FUNDER.  In addition, FUNDER may take any of the following actions without releasing Guarantor from any of its obligations under this Agreement : (i) renew, extend or otherwise modify the Merchant Agreement or  Merchant's other obligations to FUNDER; (ii} release Merchant from its obligations to FUNDER; (iii) sell, release, impair, waive or otherwise IUil  to realize upon any collateral  securing  the  Guaranteed  Obligations  or any  other  guarantee  of the  Guaranteed  Obligations;  and  (iv)  foreclose  on uny col!uteral securing  the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations  in a manner that impairs or precludes the right of Gul\Tantor to obtain reimbursement for payment unde1 this Agreement. Until the Merchant Amount plus any accrued  but unpuid interest and Merchant's  other obligations to FUNDER under the Merchant Agreement and this Agreement arc paid in full, Guarantor shall not seek reimbursement  from Merchant or any other guarantor for any amounts paid by it under thts Agreement.   Guarantor pennuncntly waives and shall not seck to exercise any of the following rights that it may have against Merchant, any other guarantor, or any collateral provided by Merchant or  any  other  guarantor,  for  any  amounts  paid by  it,  or  acts  performed  by  it,  under  this  Agreement:  (i)  subrogation  ;  (ii)  reimbursement;  (iii)  performance;  (iv) indemnification; or (v) contribution.  In the event that FUNDER must return any amount paid by Merchant or any other guurantor of the Guaranteed Obligations because that person has become subject to a proceeding under the United States Bankruptcy Code or any similar law, Guarantor's  obligations under this Agreement shall include that amountGuarantor· Acknowledgement. Guarantor acknowledges that:  (i} He/She  understands the seriousness of the provisions  of this Agt·eement; (ii) He/She has had a full oppo!"tunity to consult  with  munscl  of his/he!' choice;  and  (iii)  He/She  has consulted  with counsel  of its choice ot· has decided  not to a\' ail himsclf/het"sclf of that oppor·tunity.INITIAL:---02-02-15Colonial Funding Network as Servicing Agent.Joint and Several  Liability.   The obligations hereunder of the persons or entities constituting Guarantor under this Agreement are joint and several.THE TERMS, DEFINITIONS, CONDITIONS AND INFOHMATION SET FOUTII IN THE "MERCHANT AGREEMENT", INCLUDING THE "TERMS AND CONDITIONS", AUE HEUEB"\' INCORPORATED IN AND MADE A PART OF TillS SECURITY AGUEEMENT AND GUARANTY. CAPITALIZED TERMS NOT DEFINED IN THIS SECURITY AGREEMENT AND GUARANTY, SHALL HAVE THE MEANING SET FORTH IN THE MERCHANT AGH.EEMENT, INCLUDING THE TERMS AND CONDITIONS.MEHCHANTS ANI> OWNEHS/GUARANTORS ACKNOWLEDGE THAT THIS WIUTING HEI'RESENTS nm ENTIHE AGREEMENT  BETWEEN THE PARTIES HERETO.   IT IS UNI>EHSTOOD THAT ANY REI'RESENTATIONS OH. ALLEGED PHOMISES BY INDEPENDENT BH.OKERS OH AGENTS OF ANY PARTY IF NOT INCLUDED  IN TillS WRITTEN  AGREEMENT  ARE  CONSIDERED  NULL  AND VOID.    ANY MODII<ICATION OR  OTHER  ALTEHATION TO  THE AGREEMENT MUST BE IN WRITING AND EXECUTED BY THE PAH.TIES TO TillS  CONTHACT.MERCHANT#IBy H.ichard  Parlontieri (Print Name and Title) (Signature)ignHcreSS# 285-40-9642Drivers License Number: 018466983 GAMERCHANT #2By  (Print Name and Title) (Signature)ignllereSS#Drivers License Number:OWNER/GUARANTOR #IBy Hichar·d  Parlontiel"i (Print Name) (Signature)ignllereSS#  285-40-9642Drivers License Number: 018466983-GAOWNEIVGUARANTOH. #2By ------:::-c-:-o-;--;------(Print Name) (Signature)ign HereSS#Drivers License Number:AUTHORIZED SERVICING AGENT- Colonial  Funding Network, Inc.Colonial Funding  Network, Inc. (Colonial)  is the Autllol·ized Sen•icing  Agent of Samson  Partners for this contral"t  providing  administrative, bookkeeping, reporting and support services  for Samson  J'artm•rs and the Merchant. Colonial  is not affiliated o1· owned by the Samson  Partners and is acting  as independent agent for services including but not limited  to background checks, credit  checks, general  underwriting review, filing UCC-1 security interests, cash management, account  reporting and  t·emit capture. Colonial may at its sole disct·etion participate in this financing by providing  a small  portion  of the funds for this transaction directly  to Samson  Partners. Colonial is not a ct·edit card  processor, or in the business of processing  credit  cards.   Merchant hereby  acknowledges  that in no event will Colonial  be liable for any claims made against  the Samson  Partners or the Processor undet· any legal theory  for lost profits, lost revenues, lost business opportunity, exemplal'}\  punitive, special, incidental, indirect or consequential damages, each of which is waived by the Merchant and Owner/Guarantor.By  ----c=====;c;------Sign:------=----,----------"_:<;' Sign Here(Print Name and Title)(Signature)-:;::;:.,colonialfur1d ingnct-workOrigination Fee- to cover underwriting and related  expensesAmount  Funded Origination FccUnder $7,500.00 $199.00$7,500.00-$25,000.00 $295.00$25,001.00-$50,000.00 $395.00$50,001.00-$100,000.00 $595.00$100,001.00-$250,000.00 $795.00Over $250,000.00 $995.00*There  may be an additional fcc charged  to cover the cost of conducting  a site inspection.a)   ACH Program Fee- $ 395.00 ACH's  are labor intensive and are not an automated  process requiring us to charge this fee to cover costsb)   NSF Fee (Standard)- $ 50.00ea Up to FOUR TIMES ONLY before a default is declaredc)   Rejected ACHDaily ACH Program Amount FundedWhen the merchant  directs the bank to Reject our Debit ACHReject Feei.   Up to $7,500.00ii.   $7,501.00-$50,000.00iii.   $50,001.00-$100,000.00$  25.00$ 35.00$  50.00iv.   $100,001.00-$250,000.00 $  75.00 v.   Over $250,000.00 $100.00Weekly ACH Program Amount FundedReject Feevi.   Up to $7,500.00vii.   $7,501.00-$50,000.00$ 75.00$ 99.00viii.   $50,001.00-$100,000.00    $175.00 ix.   $100,001.00-$250,000.00  $275.00 x.   Over $250,000.00 $395.00d)   Bank Change  Fee-$75.00 requiring us to adjust  our systemWhen Merchant requires a change of account to be Debitede)   Blocked Account- $2,500.00 places them in default (per coutract)When Merchant BLOCKS  account from our Debit ACH whichf) Default Fee Collectionsg)    UCC Termination Fee-    $150.00$5,000.00 When Merchant changes bank account cutting  us off from om·When  Merchant request a UCC terminationMiscellaneous Service  Fees.  Merchant shall pay to Colonial certain fees Merchant funding is done electronically to their designated bank account and charged a tee of$35.00  for a Fed Wire or $15.00 for an ACH   The fee for underwriting and origination is paid fi·om the funded amount in accordance with the schedule below.  If Merchant is utilizing a Bridge I Control Account, there is an upfi·ont tee of $395.00 tOr  the bank fees and administrative costs of maintaining such account for each cash advance agreement with Merchant. Fund transfers from Bridge I Control Accounts to Merchant's operating bank account will be charged $10.95 per month via ACH. This fee will continue if the bridge account remains open after the RTR is paid.  Merchant will be charged $50.00 for each change of its operating bank account once active with Colonial.  Any administrative adjustments associated with changes to the Specified Percentage will incur a fee of$75.00  per occurrence. (All fees are subject to change)L--------------------------- ··------ jMerchant Initials:   _STRATEGIC[Missing Graphic Reference]1501 Broadway Suite 1515New  York, NY 10036Phone: 212-354-1400Fax:212-354-1544Contract Balance Buy Out FormOctober 12, 2015To Whom It May Concern:As part  of the new  Strategic  Funding Source, Inc. Agreement Contract #729022 dated and signed  on October 12, 2015,  Speed Emissions, Inc.  I SpeedEmissions Car  Care, LLC I SpeedEmissions Acquisition Company, LLC DBA: Speedemissions located at 1015Tyrone  Road Suite 220 Tyrone GA  30290  agrees  to buy out the remaining balance due in the amount of S 18,030.00  on the Strategic  Funding Source, Inc.  Agreement Contract#473162 dated and  signed  on  Apri/16, 2015.Thank you,X Richard  ParlontieriOwnerACH Authorization FormBusiness Authorized to Debit/Credit Amount:Merchant Cash Advance One 347-442-79994459 Amboy RoadSuite 3Staten Island NY10312Account Holder Information:Richard Par!ontieriSpeedemissionsAccount Holder NameAccount Holder D.B.A. NameAccount Holder Phone1015 Tyrone Road Suite 220 Tyrone GA30290Account Holder AddressCity State ZipAccount Holders' Bank Information:Account Holder's Bank Name Branch CityStateZipBank Routing NumbersBank Account NumberTransaction Information:UNDERWRITER  FEEGoods Purchases/Services  Rendered$999.00October 12, 2015Amount of TransactionAuthorization:Effective DateIn exchange for products  and/or  services listed above the undersigned hereby authorizesMerchant Cash Advance OneTo electronically draft  via the  automated clearing house system the  amounts  indicated  above from the account identified above. This authority will continue  until withdrawn in writing by the undersigned  account holder.   The undersigned  hereby certifies  that they are duly authorized  to execute this form on behalf of the above listed account holder.  I acknowledge that I am subject to a $35.00 reject fee if item is returned for insufficient funds.Richard ParlontieriSignature of Account Holder                                    Name/Title of Account Holder                                              Date